UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 9, 2006

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 on Form 8-K/A amends and restates in its entirety the Form 8-K filed by the Company on November 15, 2006.

Item 1.03	Bankruptcy or Receivership

On November 9, 2006, Winn-Dixie Stores, Inc. (the “Company”) issued a press release announcing that the U.S. Bankruptcy Court for the Middle District of Florida (the “Court”) entered an order confirming the Joint Plan of Reorganization of the Company and Affiliated Debtors, as modified by the First Modification to the Joint Plan (the “Plan”). The press release is attached as Exhibit 99.1 and the order entered by the Court is attached as Exhibit 99.2 and each is incorporated by reference herein. The key elements of the Plan are as described in the Company’s Form 10-K for the year ended June 28, 2006 and such description is incorporated herein by reference. Such description is not a complete description of the Plan and is qualified in its entirety by reference to the Plan, which has previously been filed with the Securities and Exchange Commission.

As of the date of the confirmation of the Plan, the number of shares of new common stock to be issued pursuant to the Plan in respect of claims could not be determined. Subsequent to the confirmation date, it was determined that 54,000,000 shares of new common stock, par value $0.001, will be issued under the Plan to holders of allowed unsecured claims and to the common stock reserve on account of disputed unsecured claims. As disclosed in the Company’s Form 10-Q for the quarterly period ended September 20, 2006, as of October 18, 2006, there were 141,858,513 shares of the Company’s old common stock, par value $1.00, outstanding. All such shares were canceled on November 21, 2006 pursuant to the Plan, with no entitlement to receive any shares of the Company’s new common stock or any other consideration.

Information as to the assets and liabilities of the Company as of the most recent practicable date is contained in the Monthly Operating Report (“MOR”) for the four-week period ended October 18, 2006, filed with the Bankruptcy Court on November 7, 2006, and such information is incorporated herein by reference. The MOR is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 7, 2006.

The Company cautions readers not to place undue reliance upon the information contained in the MOR. The MOR contains financial information that has not been audited or reviewed by independent accountants and will be subject to future reconciliation and adjustments. The MOR should not be used as a basis for making investment decisions regarding the Company’s securities. The MOR contains information for periods that are shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the MOR may not be indicative of the Company’s financial condition as of October 18, 2006 or operating results for the periods reflected in the Company’s financial statements. Readers are cautioned to refer to the Company’s Exchange Act filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended June 28, 2006 and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 20, 2006.

Certain of the information contained in the MOR may constitute “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are subject to various assumptions regarding the Company’s operating performance and other matters that may not be realized and are subject to certain risks and uncertainties. Actual results for the periods reflected in the Company’s Exchange Act filings may differ materially from the information contained in the MOR, and the Company undertakes no obligation to publicly update or revise the MOR.

The Company faces a number of risks with respect to its continuing business operations, including, but not limited to: the Company’s ability to reverse ongoing operating cash losses and generate positive operating cash flows through a combination of increased gross profit margins, increased sales and/or reduced operating and administrative expenses; the Company’s ability to invest in store remodeling activity and

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achieve increased customer count and sales in remodeled stores; the concentration of the Company’s locations in the southeast, which increases its vulnerability to severe storm damage, and the additional risks relating to limitations on insurance coverage in 2006; the Company’s ability to attract and retain customers despite intense competition from both traditional grocery stores and non-traditional grocery retailers; the Company’s ability to maintain consumer confidence in the safety and quality of its stores and products; the ability of the Company to attract and retain key leadership; the Company’s ability to successfully implement information technology improvements; the Company’s ability to successfully estimate self insurance liabilities; changes in laws and other regulations affecting the Company’s industry; and the outcome of litigation or legal proceedings.

The value of new common stock to be issued by the Company could be highly speculative both for the business reasons set forth above and for other reasons, including that there is no established market for the shares, that some or all unsecured creditors may promptly seek to liquidate their positions (including as a result of (a) certain claimants being required to pay to the Company payroll withholding taxes as a condition of obtaining their shares and the option being made available to them to sell sufficient shares to pay such amounts to the Company substantially simultaneously with their receipt of their distribution and (b) certain claimants, particularly providers of goods or services to the Company, maintaining policies that prohibit them from owning Company common stock) and, as provided in the Company’s Restated Articles of Incorporation, the shares will be subject to certain restrictions on transfer under certain circumstances in order to protect the Company’s use of certain tax attributes following emergence. Accordingly, the Company urges that appropriate caution be exercised with respect to transactions in the new common stock to be issued or in any claims related to pre-petition liabilities and/or other Winn-Dixie securities.

Please refer to discussions of these and other factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2006, the Quarterly Report on Form 10-Q for the fiscal quarter ended September 20, 2006 and other Company filings with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure

The information provided pursuant to Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors (previously filed as Exhibit 2.1 to Form 8-K filed on August 11, 2006, which Exhibit is herein incorporated by reference)

2.2	First Modification to Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors (previously filed as Exhibit 2.1 to Form 10-Q for the quarter ended September 20, 2006, which Exhibit is herein incorporated by reference)

99.1	Press release dated November 9, 2006

99.2	Order confirming Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors entered November 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date December 8, 2006	Winn-Dixie Stores, Inc.

	By:	/s/ Peter L. Lynch
Peter L. Lynch
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors (previously filed as Exhibit 2.1 to Form 8-K filed on August 11, 2006, which Exhibit is herein incorporated by reference)

2.2	First Modification to Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors (previously filed as Exhibit 2.1 to Form 10-Q for the quarter ended September 20, 2006, which Exhibit is herein incorporated by reference)

99.1	Press release dated November 9, 2006

99.2	Order confirming Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors entered November 9, 2006

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